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                                                                 EXHIBIT 10.8(b)


                                 FIRST AMENDMENT
                                       TO
                               PURCHASE AGREEMENT


         This FIRST AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made as of August 28, 1996 by and between Digital Television Services of New York I, LP, a Georgia limited partnership ("Purchaser"), and Northeast Cable Services, Inc., a New York corporation ("Seller").

                                    RECITALS

         Purchaser and Seller entered into an Asset Purchase Agreement dated as of June 28, 1996 (the "Asset Purchase Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meanings set forth in the Asset Purchase Agreement. Purchaser and Seller have determined that it is in their mutual best interest to clarify and amend the Asset Purchase Agreement in accordance with Section 6.5 thereof.

                               TERMS OF AMENDMENT

         Purchaser and Seller agree as follows:

         1. AMENDMENT OF SECTION 2.2. Section 2.2 shall be deleted in its entirety and the following new Section 2.2 shall be inserted in lieu thereof:

                  "2.2 PURCHASE PRICE. The Purchase Price for the Assets pursuant to this Agreement (the "Purchase Price") shall be Three Million One Hundred Thousand and No/100 Dollars ($3,100,000.00), plus the assumption of liabilities described in Section 2.1(b) herein, subject to adjustment as provided in Section 2.4 herein, to be paid as follows:

                       (a) The sum of Nine Hundred Thousand and No/100 Dollars ($900,000.00), subject to adjustment as described in Section 2.4(a) herein, on the Closing Date by certified or cashier's check, or by wire transfer of immediately available funds to an account or accounts designated in writing by Seller (the "Closing Payment").

                       (b) The sum of Two Million Two Hundred Thousand and No/100 Dollars ($2,200,000.00) on the Closing Date by the delivery of a promissory note substantially in the form attached hereto as SCHEDULE 2.2(b) (the "Note"), less any adjustments and reductions as provided in Section 2.4 herein and the Right of Setoff as provided in Section 5.5 hereof.

                       (c) Purchaser shall use its best efforts to obtain a collateral assignment of the NRTC Agreements, in the form attached hereto as
SCHEDULE 2.2(c), as security for the Note (the "Collateral Assignment")."


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         2. AMENDMENT OF SCHEDULE 2.2(c). Schedule 2.2(c) shall be deleted in its entirety and the Schedule 2.2(c) attached hereto shall be inserted in lieu thereof.

         3. AMENDMENT OF SCHEDULE 2.7. Schedule 2.7 shall be deleted in its entirety and the Schedule 2.7 attached hereto shall be inserted in lieu thereof.

         4. MODIFICATION. Except as modified hereby, the terms and conditions of the Asset Purchase Agreement shall remain in full force and effect.

         5. LAW GOVERNING. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof.

         6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, and all of which together shall constitute one and the same Amendment.


         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                  PURCHASER:

                                  Digital Television Services of New York I, LP

                                  By:  Columbia DBS Management, LLC
                                  Its: General Partner

                                  By:
                                         -----------------------------
                                  Title:
                                         -----------------------------



                                  SELLER:

                                  Northeast Cable Services, Inc.

                                  By:
                                         -----------------------------
                                         Its: President

                                  By:
                                         -----------------------------
                                  Title:
                                         -----------------------------


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